UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 16, 2019

H.B. Fuller Company

(Exact Name of Company as Specified in Charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard, P.O. Box 64683, St. Paul, Minnesota	55164-0683
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (651) 236-5900

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	FUL	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective on July 16, 2019, Patrick M. Kivits will no longer continue in his role as Senior Vice President, EIMEA, of H.B. Fuller Company (the "Company"), and will be leaving the Company.

(c)  On July 16, 2019, the Board of Directors of the Company elected Theodore M. Clark as the Executive Vice President and Chief Operating Officer of the Company, effective August 1, 2019. In this position, Mr. Clark, age 65, will continue to report to James J. Owens, President and Chief Executive Officer. Mr. Clark has served as Senior Vice President, Royal Adhesives, of the Company since October 2017 when the Company acquired the Royal Adhesives and Sealants business. During that time, he has been instrumental in leading the integration of the Royal Adhesives businesses with the other businesses of the Company and, in his new role, he will continue to lead the Company’s efforts to grow the combined businesses. Prior to the acquisition, Mr. Clark was the President and Chief Executive Officer of Royal Adhesives and Sealants since 2003. As Executive Vice President and Chief Operating Officer of the Company, Mr. Clark will receive an annual base salary of $525,000. Also, he will continue to be entitled to receive a target incentive opportunity of 75% of his base salary with a maximum incentive opportunity of up to 150% of his base salary under the Company’s short-term incentive plan. Mr. Clark will also receive stock-based incentive awards under the Company’s long-term incentive plan consisting of non-qualified stock options, performance-based restricted stock units and time-based restricted stock units with a total annual value of $750,000, beginning in the Company’s 2020 fiscal year. Also, Mr. Clark will enter into the Company’s standard form of Change-in-Control Agreement that does not include a tax gross-up provision.

(e) On July 16, 2019, the Compensation Committee of the Board of Directors of the Company approved a special grant of restricted stock units to Heather A. Campe, Senior Vice President, Americas Adhesives, with a total value of $450,000. The restricted stock units, which will be granted on August 1, 2019, will vest on August 1, 2022 provided Ms. Campe remains employed by the Company on such date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2019

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel and Corporate Secretary

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